UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

                   On December 21, 2012, Cleco Power LLC (“Cleco Power”), a wholly owned subsidiary of Cleco Corporation, filed a settlement agreement in its previously disclosed rate proceeding with the settlement judge of the Federal Energy Regulatory Commission (“FERC”). This settlement agreement was reached between Cleco Power, FERC staff and other interested parties regarding revisions to Cleco Power's Open Access Transmission Tariff (“OATT”). The revisions allow adoption of a formula rate methodology for transmission delivery and ancillary services provided by Cleco Power under the OATT and the existing bilateral Electric System Interconnection Agreements that preceded the OATT. The new formula rates also permit recovery of Cleco Power's FERC-jurisdictional investments in transmission and other assets placed in service since the existing rates were established. The settlement agreement allows for a return on equity of 10.5%, with an equity ratio of 53%. In accordance with the settlement, Cleco Power shall discount the charges produced by the formula rate by 10% until the earlier of December 31, 2014 or the date upon which Cleco commences operations under the Midwest Independent System Operator Tariff. Per FERC regulation, Cleco Power implemented new rates on November 1, 2012, subject to refund. The settlement is subject to approval by the FERC, and Cleco Power anticipates final settlement in the first half of 2013. The settlement documents filed by Cleco Power are available through the FERC's “eLibrary” under Docket Nos. ER12-1378 and ER12-1379 at the following internet address: http://www.ferc.gov/docs-filing/elibrary.asp.
    This Current Report contains forward-looking statements about future results and circumstances. There are many risks and uncertainties with respect to such forward-looking statements, including the risks and uncertainties more fully described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Actual results may differ materially from those indicated in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: December 28, 2012	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO POWER LLC

Date: December 28, 2012	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer